                                                                   Exhibit 10.13


                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

        This Registration Rights Agreement (the "Agreement") is made and entered into as of November 22, 1996 between Teltrust, Inc., a Utah corporation (the "Company"), arid those entities whose names appear on the signature pages hereof (the "Holders").

        This Agreement is made in connection with the Securities Purchase Agreement, dated the date hereof (the "Securities Purchase Agreement") between the Company and the Holders, pursuant to which the Holders are acquiring Series A Convertible Preferred Stock, $.01 par value per share, of the Company. The execution of and delivery of this Agreement is a condition precedent to the obligations of the Holders under the Securities Purchase Agreement.

        The parties hereby agree as follows:

        1.       Certain Definitions.
                 -------------------

        As used in this Agreement, the following terms shall have the following respective meanings:

        (a)      "Business Day" means any day, other than a Saturday, Sunday or
                 --------------
 legal holiday, on which banks in the State of New York are open for business.

        (b)      "Commission" means the Securities and Exchange Commission.
                 ------------

        (c)      "Common Stock" means the Common Stock, par value $.01 per
                 --------------
share, of the Company, as constituted on the date hereof, any shares into which such Common Stock shall have been changed, or any shares resulting from any reclassification of such Common Stock.

        (d)      "Exchange Act" means the Securities Exchange Act of 1934, as
                 --------------
amended, or any successor statute thereto, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

        (e)      "Holders" means the Holders referred to in the Preamble and any
                 ---------
other person holding Registrable Securities to whom these registration rights have been assigned pursuant to Section 9(f) of this Agreement.

        (f)      "Person" shall mean an individual, partnership, corporation,
                 --------
association, trust, joint venture, unincorporated organization and any government, governmental department or agency or political subdivision thereof.

        (g)      "Registrable Securities" means (i) the Common Stock held by any
                 ------------------------
Holder issued dr issuable pursuant to the conversion of the Series A Preferred Stock; (ii) any Common Stock or other securities issued or issuable pursuant to the conversion of; or with respect to, the Series A Preferred Stock held by any Holder upon any stock split, stock dividend, recapitalization, or similar event; and (iii) securities issued in replacement or exchange of any of the securities issued in clauses (i) or (ii) above.

        (h)      "Registration Expenses" means all expenses incident to the
                 -----------------------
Company's performance of or compliance with this Agreement, including, without limitation, all registration, filing, listing and National Association of Securities Dealers, Inc. ("NASD") fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, all messenger and delivery expenses, any transfer taxes, the fees and expenses of the Company's legal counsel and independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, fees and disbursements of one counsel for all of the Holders, and any fees and disbursements of underwriters customarily paid by insurers or sellers of securities; provided, however, that Registration Expenses shall not include underwriting discounts and commissions.

        (i)      "Securities Act" means the Securities Act of 1933, as amended,
                 ----------------
or any successor statute thereto, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

        (j)      "Series A Preferred Stock" means the Series A Convertible
                 --------------------------
Preferred Stock, no par value per share, of the Company, as constituted on the date hereof; any shares into which such Series A Preferred Stock shall have been changed or any shares resulting from any reclassification of such Series A Preferred Stock.

        2.       Registration.
                 ------------

        (a)      Requested Registration. At any time after the earlier to occur
                 ----------------------
of (A) the fourth anniversary of the date hereof and (B) the Company's initial public offering of equity securities, upon written request by the Holders of at least twenty-five percent of the Registrable Securities outstanding at the time of the request to the Company, that the Company effect the registration under the Securities Act of all or part of the Registrable Securities (a "Requested Registration"), the Company will use its best efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register by the Holders within sixty (60) days after receipt of such request or within thirty (30) days after receipt of such request if the Company is qualified to file a registration statement on Commission Form S-3 (or any successor or similar short-form registration statement (collectively, "Commission Form S-3")); provided, however, that the Company shall not be obligated to effect a Requested Registration, pursuant to this subdivision (a) (X) unless either (i) the requesting Holders pay the Registration Expenses pursuant to Section 2(d) hereof or (ii) the anticipated aggregate offering price of the Registrable Securities to be sold is at least $750,000, in the case of registration on Commission Form S-3, or at least $5,000,000 in the case of other registrations or (Y) during the 180 day period immediately following the commencement of the Company's public offering of equity securities. The Company must effect an unlimited number of registrations pursuant to this subdivision (a) to the extent such registrations may be effected on Commission Form S-3, but the

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Company shall not be obligated to effect more than three Requested Registrations hereunder other than on Commission Form S-3. Subject to subdivision (f), the Company may include in such Requested Registration other securities of the Company for sale, for the Company's account or for the account of any other person, if and to the extent that the managing underwriter determines that the inclusion of such additional shares will not interfere with the orderly sale of the underwritten securities at a price range acceptable to the Holders. Upon receipt of a written request pursuant to this subdivision (a) the Company shall promptly give written notice of such request to all Holders, and all Holders shall be afforded the opportunity to participate in such request as follows: The Company will be obligated to include in the Requested Registration such number of Registrable Securities of any Holder joining in such request as are specified in a written request by the Holder received by the Company within 20 days after receipt of such written notice from the Company.

        (b)      Incidental Registration. If the Company for itself or any of
                 -----------------------
its security holders shall at any time or times after the date hereof determine to register under the Securities Act any shares of its capital stock or other securities (other than: (i) the registration of an offer, sale or other disposition of securities solely to employees of; or other persons providing services to, the Company, or any subsidiary pursuant to an employee or similar benefit plan; or (ii) relating to a merger, acquisition or other transaction of the type described in Rule 145 under the Securities Act or a comparable or successor rule, registered on Form S-4 or similar or successor forms), on each such occasion the Company will notify each Holder of such determination at least thirty (30) days prior to the filing of such registration statement, and upon the request of any Holder given in writing within twenty (20) days after the receipt of such notice, the Company will use its best efforts as soon as practicable thereafter to cause any of the Registrable Shares specified by any such Holder to be included in such registration statement to the extent such registration is permissible under the Securities Act and subject to the conditions of the Securities Act (an "Incidental Registration").

        (c)      Registration Statement Form. The Company shall, if permitted
                 ---------------------------
by law, effect any registration requested under Section 2 by the filing of a registration statement on Commission Form S-3 and shall use its best efforts to take any action necessary to maintain its eligibility to utilize Commission Form S-3 to permit resales as requested by the Holders with respect to Transactions Involving Secondary Offerings as described in General Instruction I.B.3 of Commission Form S-3.

        (d)      Expenses. The Company shall pay all Registration Expenses
                 --------
incurred in connection with any Incidental Registration, any Requested Registrations that do not become effective and the first three Requested Registrations that become effective pursuant to this Section 2. The requesting Holders shall pay the Registration Expenses of any Requested Registrations after the third Requested Registration.


        (e)      Effective Registration Statement. A Requested Registration or
                 --------------------------------
an Incidental Registration requested pursuant to Section 2(a) or Section 2(b), respectively, shall not be deemed to have been effected unless it has become effective with the Commission. Notwithstanding the foregoing, a registration statement will not be deemed to have been effected if:
(i) after it has become effective with the Commission, such registration is interfered with by any stop order, injunction, or other order or requirement of the Commission or other governmental agency or any court proceeding for any reason other than a misrepresentation or omission by any Holder; or (ii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than solely by reason of some act or omission by any Holder.

        (f)      Priority in Incidental Registration. If an Incidental
                 -----------------------------------
Registration is an underwritten registration initiated by the Company, and the managing underwriters shall give written advice to the Company that, in their opinion, market conditions dictate that no more than a specified maximum number of securities (the "Underwriter's Maximum Number") could successfully be included in such Incidental Registration, then: (i) the Company shall be entitled to include in such registration that number of securities which the Company proposes to offer and sell for its own account in such registration and which does not exceed the Underwriter's Maximum Number; and (ii) the Company will be obligated and required to include in such registration that number of shares of Registrable Securities which shall have been requested by the Holders thereof having registration rights hereunder or by holders having registration rights pursuant to another registration rights agreement with the Company to be included in such registration and which does not exceed the difference between the Underwriter's Maximum Number and that number of securities which the Company is entitled to include therein pursuant to clause (i) above and such number of shares shall be allocated pro rata between the Holders and any other such holders on the basis of the number of shares requested to be included therein by the Holders, on the one hand, and such other holders, on the other hand.

        If less than all of the Registrable Securities requested to be included in any such registration by the Holders can be so included due to these priority requirements, then each requesting Holder's request shall be granted on an pro rata basis with the other requesting Holders.

        (g)      Notwithstanding anything in paragraphs (a) and (b) of this
Section 2, the Company shall have the right to delay any registration of Registrable Securities requested pursuant to paragraph (a) or (b) of this
Section 2 for up to ninety (90) days if such registration would, in the sole reasonable judgment of the Company's Board of Directors, substantially interfere with any material transaction being considered at the time of receipt of the request from the Holders.

        3.       Registration Procedures.
                 -----------------------

        (a) If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2, the Company, as expeditiously as possible and subject to the terms and conditions of Section 2, will:

                (i) prepare and file with the Commission the requisite registration statement to effect such registration and use its best efforts to cause such registration to become and remain effective;

                (ii) permit any Holder which, in the reasonable judgment of the Holder, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such Holder and its counsel should be included;

                (iii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or the expiration of 180 days after such registration statement becomes effective;

                (iv) furnish to the Holders such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the purchaser or any Holder of Registrable Securities to be sold under such registration statement may reasonably request;

                (v) use its best efforts to register or qualify all Registrable Securities covered by such registration statement under such other United States state securities or blue sky laws of such jurisdictions as any Holder of Registrable Securities to be sold under registration statement shall reasonably request, to keep such registration or qualification in effect for so long as such registration remains in effect, and take any other action which may be reasonably necessary or advisable to enable the Holder of Registrable Securities to be sold under such registration statement to consummate the disposition in such jurisdictions of the securities owned by such Holder, except that the Company shall not for any such purpose be required to (a) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (v) be obligated to be so qualified, or (b) subject itself to taxation in any such jurisdiction.

                (vi) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other United States state governmental agencies or authorities as may be necessary to enable the Holder of Registrable Securities to be sold under such registration statement to consummate the intended disposition of such Registrable Securities;

                (vii) in the event of the issuance of any stop order suspending the effectiveness of the registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order;

                (viii) use it best efforts to furnish to the Holders of Registrable Securities to be sold under such registration statement (1) an opinion, dated the effective date of the registration statement, of the independent counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Holders making such request, stating that such registration statement has become effective under the Securities Act and that (i) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act; (ii) the registration statement, the related prospectus, and each amendment or supplement thereto, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements contained therein); (iii) such counsel has no reason to believe that either the registration statement or the prospectus, or any amendment or supplement thereto, contains any untrue statement of a material fact or omits a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (iv) the descriptions in the registration statement or the prospectus, or any amendment or supplement thereto, of all legal and governmental matters and contracts and other legal documents or instruments are accurate and fairly present the information required to be shown; and (v) such counsel does not know of any legal or governmental proceedings, pending or contemplated, required to be described in the registration statement or prospectus, or any amendment or supplement thereto, which are not described as required nor of any contracts or documents or instruments of a character required to be described in the registration statement or prospectus, or any amendment or supplement thereto or to be filed as exhibits to the registration statement which are not described and filed as required; and (2) a letter, dated the effective date of the registration statement, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the Holders making such request, stating that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants, the financial statements and other financial data of the Company included in the registration statement or the prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act.

                Such opinion of counsel shall additionally cover such legal matters with respect to the registration in respect of which such opinion is being given as the Holders may reasonably request. Such letter from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as the Holders may reasonably request.

                (ix) immediately notify the Holders of Registrable Securities included in such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material

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fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of the Holders promptly prepare and furnish to the Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                (x) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, and not file any amendment or supplement to such registration statement or prospectus to which any Holder shall have reasonably objected in writing on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder, having been furnished with a copy thereof at least two business days prior to the filing thereof;

                (xi) provide a transfer agent for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

                (xii) use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Registrable Securities are then listed.

        (b) The Company may require each Holder of Registrable Securities to be sold under such registration statement, at the Company's expense, to furnish the Company with such information and undertakings as it may reasonably request regarding such Holder and the distribution of such securities as the Company may from time to time reasonably request in writing.

        (c) Each Holder, by execution of this Agreement, agrees (A) that upon receipt of any notice of the Company of the happening of any event of the kind described in subdivision (a)(ix) of this Section 3, such Holder will forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the receipt by such Holder of the copies of the supplemented or amended prospectus contemplated by subdivision (a)(ix) of this Section 3 and, if so directed by the Company, will deliver to the Company all copies other than permanent file copies, then in possession of the Holders of the prospectus relating to such Registrable Securities current at the time of receipt of such notice and (B) that it will immediately notify the Company, at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which information previously furnished by such Holder to the Company for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In the event the Company or any such Holder shall give any such notice, the period referred to in subdivision (a)(iii) of this
Section 3 shall be extended by a number of days equal to the number of days during the period from and including the giving of notice pursuant to subdivision (a)(ix) of this Section 3 to and including the date when such Holder shall have received the copies of the supplemented or amended prospectus contemplated by subdivision (a)(ix) of this Section 3.

        4.       Underwritten Offerings.
                 ----------------------

        (a)      Underwritten Offering. In connection with any underwritten
                 ---------------------
offering pursuant to a registration requested under Section 2(a), the Company will enter into an underwriting agreement with the underwriters for such offering, such agreement to be in form and substance reasonably satisfactory to all Holders requesting such registration and such Holders' underwriters in their reasonable judgment and to contain such representations and warranties by the Company and such other terms as are customarily contained in agreements of that type, including, without limitation, indemnities to the effect and to the extent provided in Section 6. Each such Holder shall be a party to such underwriting agreement and may, at its or their option, require that any or all of the representations and warranties by, and the other agreements on the part of; the Company to and for the benefit of such underwriters shall also be made to and for the benefit of each such Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of each such Holder. No Holder requesting such registration shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder and its intended method of distribution and any other representation required by law.

        (b)      Selection of Underwriters. If a Requested Registration pursuant
                 -------------------------
to Section 2(a) involves an underwritten offering, then the Company shall select the underwriter from underwriting firms of national reputation, subject to the approval of the Holders of a majority of the Registrable Securities to be included in such registration.

        (c)      Holdback Agreements. Each Holder agrees, if so reasonably
                 -------------------
required by the managing underwriter in a registration pursuant to Section 2, not to effect any public sale or distribution of Registrable Securities or sales of such Registrable Securities pursuant to Rule 144 or Rule 144A under the Securities Act, during the seven (7) days prior to and the 180 days after any firm commitment underwritten registration pursuant to Section 2 has become effective (except as part of such underwritten registration) or, if the managing underwriter advises the Company that, in its opinion, no such public sale or distribution should be effected for a period of not more than 180 days after such underwritten registration in order to complete the sale and distribution of securities included in such registration and the Company gives notice to such effect to such Holders of such advice, each Holder shall not effect any public sale or distribution of Registrable Securities or sales of such Registrable Securities pursuant to Rule 144 or Rule 144A under the Securities Act during such period after such underwritten registration, except as part of such underwritten registration, whether or not such Holder participates in such registration.

        5.       Preparation, Reasonable Investigation.
                 -------------------------------------

        In connection with the preparation and filing of each registration statement under the Securities Act, the Company will give the Holders of Registrable Securities to be sold under such registration statement, the underwriters, if any, and their respective counsel and accountants, drafts and final copies of such registration statement, each prospectus included therein or filed with the Commission and each amendment thereof or supplement thereto, at least 5 business days prior to the filing thereof with the Commission, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Holders and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

        6.       Indemnification and Contribution.
                 --------------------------------

        (a)      Indemnification by the Company. In the event of any
                 ------------------------------
registration under the Securities Act pursuant to Section 2 of any Registrable Securities covered by such registration, the Company will, and hereby does, indemnify and hold harmless each Holder of Registrable Securities to be sold under such registration statement, each such Holder's legal counsel, each other person who participates as an underwriter in the offering or sale of such securities (if so required by such underwriter as a condition to including the Registrable Securities of the Holders in such registration) and each other person, if any, who controls any such Holder or any such underwriter within the meaning of the Securities Act (collectively, the "Indemnified Parties"), against any losses, claims, damages or liabilities, joint or several, to which the Holders or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or any document incorporated therein by reference, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of any violation by the Company of any rule or regulation promulgated under the Securities Act or state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and the Company will reimburse the Indemnified Parties for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not
                                 --------  -------
be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Indemnified Party.

        (b)      Indemnification by the Holders. The Company may require, as a
                 ------------------------------
condition to including any Registrable Securities of any person or entity in any registration statement filed pursuant to Section 2, that the Company shall have received an undertaking reasonably satisfactory to it from such person or entity to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 6) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if; and only if; such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Company directly by such person or entity specifically for use therein; provided, however, that the obligation of any Holder hereunder shall be limited to an amount equal to the proceeds received by such Holder upon the sale of Registrable Securities sold in the offering covered by such registration.

        (c)      Notices of Claims, etc. Promptly after receipt by an
                 ----------------------
Indemnified Party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 6, such Indemnified Party will, if a claim in respect thereof is to be made against a party required to provide indemnification (an "Indemnifying Party"), give written notice to the latter of the commencement of such action, provided,
                                                                 --------
however, that the failure of any Indemnified Party to give notice as provided
-------
herein shall not relieve the Indemnifying Party of its obligation under the preceding subdivisions of this Section 6, except to the extent that the Indemnifying Party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party's reasonable judgment a conflict of interest between such Indemnified and indemnifying parties may exist in respect of such claim, the Indemnifying Party shall be entitled to participate in and to assume the defense thereof; jointly with any other Indemnifying Party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof; the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No Indemnifying Party shall consent to entry of any judgment or enter into any settlement without the consent of the Indemnified Party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.


        (d)      Other Indemnification. Indemnification similar to that
                 ---------------------
specified in the preceding subdivisions of this Section 6 (with appropriate modifications) shall be given by the Company and each Holder of Registrable Securities included in any registration statement with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

        (e)      Indemnification Payment. The indemnification required by this
                 -----------------------
Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

        (f)      Survival of Obligations. The obligations of the Company and of
                 -----------------------
the Holders under this Section 6 shall survive the completion of any offering of Registrable Securities under this Agreement.

        (g)      Contribution. If the indemnification provided for in this
                 ------------
Section 6 is unavailable or insufficient to hold harmless an Indemnified Party, then each Indemnifying Party shall contribute to the amount paid or payable to such Indemnified Party as a result of the losses, claims, damages or liabilities referred to in this Section 6 an amount or additional amount, as the case may be, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party or parties on the one hand and the Indemnified Party on the other in connection with the statements or omissions which resulted in such losses, claims, demands or liabilities as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or parties on the one hand or the Indemnified Party on the other and the parties' relative, intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid to an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 6(g) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim which is the subject of this Section 6. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

        7.       Covenants Relating to Rule 144.
                 ------------------------------

        With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of securities of the Company to the public without registration after such time as a public market exists for the Common Stock of the Company, the Company agrees:

                 (a) to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

                 (b) to use its best efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the

Exchange Act, as amended (at any time after it has become subject to such reporting requirements); and

                (c) so long as a Holder owns any Registrable Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements) a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

        8.       Other Registration Rights.
                 -------------------------

        The Company shall not grant to any Person any registration rights more favorable than or inconsistent with any of those contained herein, so long as any of the registration rights under this Agreement remain in effect.

        9.       Miscellaneous.
                 -------------

        (a)      Specific Performance. The parties hereto acknowledge that there
                 --------------------
may be no adequate remedy at law if any party fails to perform any of its obligations hereunder and that each party may be irreparably harmed by any such failure, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement.

        (b)      Notices. All demands, requests, notices and other
                 -------
communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally or sent by United States first class mail, postage prepaid, and to the parties hereto at the following address or at such other address as any party hereto shall hereafter specified by notice to the other party hereto:

                 (i)       if to the Company, addressed to:

                           Teltrust, Inc.
                           221 North Charles Lindbergh Drive
                           Salt Lake City, UT 84116
                           Attention:    Mr. Lyle O. Keys


                with a copy to:

                           Richard G. Brown, Esq.

                           Kimball Parr Waddoups Brown & Gee
                           Suite 1300
                           185 South State Street
                           Salt Lake City, UT 84147

                (ii) if to the Holders, to their addresses set forth on Schedule I attached hereto with a copy to:

                           Stephen O. Meredith, Esq.
                           Edwards & Angell
                           101 Federal Street
                           Boston,MA 02110

Except as otherwise provided herein, all such demands, requests, notices and other communications shall be deemed to have been received on the date of personal delivery thereof or on the third business day after the mailing thereof.

        (c)      Governing Law. This Agreement shall be governed by and
                 -------------
construed in accordance with the internal laws of The Commonwealth of Massachusetts, without regard to conflicts of law principles thereof.

        (d)      Headings. The descriptive headings of the several sections and
                 --------
paragraphs of this Agreement are inserted for convenience only, and do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

        (e)      Entire Agreement: Amendments. This Agreement and the other
                 ----------------------------
writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and those Holders holding a majority of Registrable Securities. Each Holder of any Registrable Securities at the time or thereafter outstanding shall be bound by an amendment or waiver authorized by this Section 9(e), whether or not any such Registrable Securities shall have been marked to indicate such consent.

        (f)      Assignability. This Agreement and all of the provisions hereof
                 -------------
will be assigned, without the consent of the Company, by any Holder to, and shall inure to the benefit of; any purchaser, transferee or assignee of any Registrable Security, unless the Holder specifies otherwise in connection with particular transfers of Registrable Securities. However, the Company shall not be required to recognize any such purchaser, transferee or assignee as a Holder under this Agreement unless and until either (i) such person becomes the holder of record of Registrable Securities or (ii) the Company receives written notice of such purchase, transfer or assignment.

        (g)      Counterparts. This Agreement may be executed in two or more
                 ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                        TELTRUST, INC.

                                        By: /s/ Lyle O. Keys
                                        ---------------------------------------
                                        Lyle O. Keys, Chairman and
                                          Chief Executive Officer


                                        MEDIA/COMMUNICATIONS PARTNERS III
                                        LIMITED PARTNERSHIP

                                        By: M/C III L.L.C., its General Partner

                                        By: /s/ John G. Hayes
                                           ------------------------------------
                                           John G. Hayes, Manager

                                        M/C INVESTORS L.L.C.

                                        By: /s/ John G. Hayes
                                           ------------------------------------
                                           John G. Hayes, Manager

                                   Schedule 1

c/o Media/Communications Partners
75 State Street
Boston, MA 02109
Attention:    John G. Hayes

                                                      AMENDMENT TO EXHIBIT 10.13

                                   AMENDMENT
                                      TO
                         REGISTRATION RIGHTS AGREEMENT

     AMENDMENT (the "Amendment") dated as of April 9, 1998 by and among Teltrust, Inc., a Utah corporation (the "Company"), TTST Holdings, Inc., a Delaware corporation ("Newco"), and the shareholders identified on Schedule A
                                                                   ----------
hereto (the "Shareholders").

     WHEREAS the Company and Newco desire to enter into a reorganization transaction pursuant to which the Company shall become a wholly-owned subsidiary of Newco, all stockholders of the Company shall become stockholders of Newco and Newco shall change its name to "Teltrust, Inc." (the "Reorganization Transaction");

     WHEREAS the Company and the Shareholders are parties to a Registration Rights Agreement dated as of November 22, 1996 (the "Registration Rights Agreement"); and

     WHEREAS the Company, Newco and the Shareholders desire, subject to consummation of the Reorganization Transaction, to amend the Registration Rights Agreement to provide that all of the rights and obligations of the Company under the Registration Rights Agreement shall become the rights and obligations of Newco upon the terms and subject to the conditions set forth herein immediately following consummation of the Reorganization Transaction (the "Effective Time").

     NOW, THEREFORE, for good and valuable consideration, the undersigned hereby agree as follows:

     1. Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Registration Rights Agreement.

     2. Each of the Company, Newco and the Shareholders hereby consents to this Amendment as set forth herein.

     3. Subject to consummation of the Reorganization Transaction, the introductory paragraph of the Registration Rights Agreement is hereby amended, as of the Effective Time, by deleting such paragraph in its entirety and substituting therefor the following paragraph:

          "This Registration Rights Agreement (the "Agreement") is made and
                                                    ---------
     entered into as of November 22, 1996 and is amended as of April 9, 1998, by and among Teltrust, Inc., a Delaware corporation ("Company"), and those entities whose names appear on the signature pages hereof (the "Holders")."

     4. Subject to consummation of the Reorganization Transaction, Newco hereby covenants and agrees to assume and perform from and after the Effective Time all of the Company's duties and obligations in accordance with and pursuant to the terms of the Registration Rights Agreement.

     5. From and after the Effective Time, all references in the Registration Rights Agreement to the "Company" shall be deemed to be references to Newco, and the Company shall have no further rights or obligations under the Registration Rights Agreement.

     6. As amended by this Amendment, the Registration Rights Agreement is in all respects ratified and confirmed, and as so amended by this Amendment the Registration Rights Agreement shall be read, taken and construed as one and the same instrument.

     7. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

     8. This Amendment shall be governed in accordance with the laws of the State of Delaware without regard to principles of conflicts of law.

                                 [END OF TEXT]

          EXECUTED as of the date first set forth above.

                                   TELTRUST, INC.



                                   By:/s/ Marc B. Cohen
                                      _________________________________
                                        Name:  Marc B. Cohen
                                        Title: President and Chief
                                               Executive Officer

                                   TTST HOLDINGS, INC.



                                   By:/s/ Marc B. Cohen
                                      _________________________________
                                        Name:  Marc B. Cohen
                                        Title: President and Chief
                                               Executive Officer

                                   MEDIA/COMMUNICATIONS PARTNERS III LIMITED
                                   PARTNERSHIP


                                   By:  M/C III L.L.C., its general partner



                                   By:/s/ John G. Hayes
                                      _________________________________
                                        Name:  John G. Hayes
                                        Title: Manager

                                   M/C INVESTORS L.L.C.


                                   By:/s/ John G. Hayes
                                      _________________________________
                                        Name:  John G. Hayes
                                        Title: Manager

                                  Schedule A
                                  ----------

                                 Shareholders

Media/Communications Partners III Limited Partnership
M/C Investors L.L.C.